UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2016

CYTOMX THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37587	27-3521219
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Oyster Point Blvd.

Suite 100

South San Francisco, CA 94080

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 515-3185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.Results of Operations and Financial Condition.

On March 7, 2016, CytomX Therapeutics, Inc., a Delaware corporation (the “Company”), issued a press release announcing its financial results for the year ended December 31, 2015. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2016, the compensation committee of the board of directors of the Company, approved an amendment (the “Amendment”) to the severance and change of control agreement previously entered into between the Company and each of Sean A. McCarthy, D. Phil., president and chief executive officer, Robert C. Goeltz II, chief financial officer, W. Michael Kavanaugh, M.D., chief scientific officer and head of research and non-clinical development, and Cynthia J. Ladd, senior vice president and general counsel of the Company (each, a “Severance Agreement”). Each Amendment provides that if any payment or other benefit provided to the executive officer pursuant to his or her Severance Agreement constitutes an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), and would be subject to an excise tax imposed by Section 4999 of the Code, then the amounts actually paid to the executive officer will be reduced to the extent that such a reduction would result in the executive officer receiving a greater amount than he or she would have received if the payment had been made in full.

The foregoing description of each Amendment does not purport to be complete and is qualified in its entirety by reference to the text thereof, the form of which is filed as Exhibit 10.1 hereto and incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Form of First Amendment to Severance and Change of Control Agreement by and between CytomX Therapeutics, Inc. and certain of its officers.
99.1	Press release titled “CytomX Announces Year-End 2015 Financial Results” issued by CytomX Therapeutics, Inc. on March 7, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2016	CYTOMX THERAPEUTICS, INC.

	By:	/s/ Cynthia J. Ladd
Cynthia J. Ladd
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of First Amendment to Severance and Change of Control Agreement by and between CytomX Therapeutics, Inc. and certain of its officers.
99.1	Press release titled “CytomX Announces Year-End 2015 Financial Results” issued by CytomX Therapeutics, Inc. on March 7, 2016.